SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT



         This Memorandum of Agreement is entered into as of the date indicated on Exhibit "A" between AIM Advisor Funds, AIM Equity Funds, AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust, and Tax-Free Investments Co. (each a "Company" and collectively, the "Companies"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM").

         For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Companies and AIM agree as follows:

         1. Each Company, for itself and its Funds, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM will not charge any administrative fee under each Fund's advisory agreement in connection with securities lending activities.

         2. Neither a Company nor AIM may remove or amend the fee waivers to a Company's detriment prior to requesting and receiving the approval of the Fund's Board to remove or amend such fee waiver as described on the attached Exhibit "A". AIM will not have any right to reimbursement of any amount so waived.

         Unless a Company, by vote of its Board of Directors/Trustees, or AIM terminates the fee waiver, or a Company and AIM are unable to reach an agreement on the amount of the fee waiver to which the Company and AIM desire to be bound, the fee waiver will continue indefinitely with respect to such Company. Exhibit "A" will be amended to reflect the new date through which a Company and AIM agree to be bound.

         Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Company or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations

         IN WITNESS WHEREOF, each Company, on behalf of itself and its Funds listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the date written above.

                                               AIM ADVISOR FUNDS
                                               AIM EQUITY FUNDS
                                               AIM FUNDS GROUP
                                               AIM INTERNATIONAL FUNDS, INC.
                                               AIM INVESTMENT SECURITIES FUNDS
                                               AIM SUMMIT FUND
                                               AIM TAX-EXEMPT FUNDS
                                               AIM VARIABLE INSURANCE FUNDS

                                               SHORT-TERM INVESTMENTS CO.
                                               SHORT-TERM INVESTMENTS TRUST
                                               TAX-FREE INVESTMENTS CO.

                                               By:  /s/ Robert H. Graham
                                                    ---------------------------

                                               Title:  President
                                                       ------------------------



                                               A I M ADVISORS, INC.

                                               By:  /s/ Robert H. Graham
                                                    ---------------------------

                                               Title:  President
                                                       ------------------------

                                                As revised December 27-28, 2001

                                  EXHIBIT "A"
                                  -----------
                               AIM ADVISOR FUNDS

FUND                                          EFFECTIVE DATE          COMMITTED UNTIL*
----                                          --------------          ----------------
AIM International Value Fund                 September 11, 2000
AIM Real Estate Fund                         September 11, 2000

                                AIM EQUITY FUNDS

FUND                                          EFFECTIVE DATE          COMMITTED UNTIL*
----                                          --------------          ----------------
AIM Aggressive Growth Fund                      June 21, 2000
AIM Blue Chip Fund                              June 21, 2000
AIM Capital Development Fund                    June 21, 2000
AIM Charter Fund                                June 21, 2000
AIM Constellation Fund                          June 21, 2000
AIM Core Strategies Fund                      December 28, 2001
AIM Dent Demographic Trends Fund                June 21, 2000
AIM Emerging Growth Fund                        June 21, 2000
AIM Large Cap Basic Value Fund                  June 21, 2000
AIM Large Cap Core Fund                       December 28, 2001
AIM Large Cap Growth Fund                       June 21, 2000
AIM Mid Cap Growth  Fund                        June 21, 2000
AIM Weingarten Fund                             June 21, 2000


                                AIM FUNDS GROUP

FUND                                          EFFECTIVE DATE          COMMITTED UNTIL*
----                                          --------------          ----------------
AIM Balanced Fund                               June 1, 2000
AIM Basic Balanced Fund                      September 28, 2001
AIM European Small Company Fund                August 30, 2000
AIM Global Utilities Fund                       June 1, 2000
AIM International Emerging Growth Fund         August 30, 2000
AIM Mid Cap Basic Value Fund                  December 27, 2001
AIM New Technology Fund                        August 30, 2000
AIM Select Equity Fund                          June 1, 2000
AIM Small Cap Equity Fund                      August 30, 2000
AIM Value Fund                                  June 1, 2000
AIM Value II Fund                              August 30, 2000
AIM Worldwide Spectrum Fund                   December 27, 2000


                         AIM INTERNATIONAL FUNDS, INC.

FUND                                          EFFECTIVE DATE          COMMITTED UNTIL*
----                                          --------------          ----------------
AIM Asian Growth Fund                           June 21, 2000
AIM European Development Fund                   June 21, 2000
AIM Global Aggressive Growth Fund               June 21, 2000

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* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

FUND                                          EFFECTIVE DATE          COMMITTED UNTIL*
----                                          --------------          ----------------
AIM Global Growth Fund                          June 21, 2000
AIM Global Income Fund                          June 21, 2000
AIM International Equity Fund                   June 21, 2000

                        AIM INVESTMENT SECURITIES FUNDS

FUND                                          EFFECTIVE DATE          COMMITTED UNTIL*
----                                          --------------          ----------------
AIM High Yield Fund II                          June 1, 2000
AIM High Yield Fund                             June 1, 2000
AIM Income Fund                                 June 1, 2000
AIM Intermediate Government Fund                June 1, 2000
AIM Limited Maturity Treasury Fund              June 1, 2000
AIM Money Market Fund                           June 1, 2000
AIM Municipal Bond Fund                         June 1, 2000
AIM Total Return Bond Fund                    December 28, 2001

                                AIM SUMMIT FUND

FUND                                          EFFECTIVE DATE          COMMITTED UNTIL*
----                                          --------------          ----------------
AIM Summit Fund                                 July 24, 2000

                              AIM TAX-EXEMPT FUNDS

FUND                                          EFFECTIVE DATE          COMMITTED UNTIL*
----                                          --------------          ----------------
AIM High Income Municipal Fund                  June 1, 2000
AIM Tax-Exempt Cash Fund                        June 1, 2000
AIM Tax-Free Intermediate Fund                  June 1, 2000

                          AIM VARIABLE INSURANCE FUNDS

FUND                                          EFFECTIVE DATE          COMMITTED UNTIL*
----                                          --------------          ----------------
AIM V.I. Aggressive Growth Fund                  May 1, 2000
AIM V.I. Balanced Fund                           May 1, 2000
AIM V.I. Basic Value Fund                    September 10, 2001
AIM V.I. Blue Chip Fund                          May 1, 2000
AIM V.I. Capital Appreciation Fund               May 1, 2000
AIM V.I. Capital Development Fund                May 1, 2000
AIM V.I. Dent Demographic Trends Fund            May 1, 2000
AIM V.I. Diversified Income Fund                 May 1, 2000
AIM V.I. Global Utilities Fund                   May 1, 2000
AIM V.I. Government Securities Fund              May 1, 2000
AIM V.I. Growth Fund                             May 1, 2000
AIM V.I. Growth and Income Fund                  May 1, 2000
AIM V.I. High Yield Fund                         May 1, 2000
AIM V.I. International Equity Fund               May 1, 2000
AIM V.I. Mid Cap Equity Fund                 September 10, 2001

--------
* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

FUND                                          EFFECTIVE DATE          COMMITTED UNTIL*
----                                          --------------          ----------------
AIM V.I. Money Market Fund                       May 1, 2000
AIM V.I. New Technology Fund                     May 1, 2000
AIM V.I. Value Fund                              May 1, 2000

                           SHORT-TERM INVESTMENTS CO.

FUND                                          EFFECTIVE DATE          COMMITTED UNTIL*
----                                          --------------          ----------------
Liquid Assets Portfolio                         June 1, 2000
Prime Portfolio                                 June 1, 2000

                          SHORT-TERM INVESTMENTS TRUST

FUND                                          EFFECTIVE DATE          COMMITTED UNTIL*
----                                          --------------          ----------------
Government & Agency Portfolio                   June 1, 2000
Government TaxAdvantage Portfolio               June 1, 2000
Treasury Portfolio                              June 1, 2000

                            TAX-FREE INVESTMENTS CO.

FUND                                          EFFECTIVE DATE          COMMITTED UNTIL*
----                                          --------------          ----------------
Cash Reserve Portfolio                          June 1, 2000

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* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.